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                              MFS World Equity Fund
                        (a series of MFS Series Trust VI)

                     Supplement to be affixed to the current
                       Prospectus for distribution in Iowa

For shares designated as Class B purchased after September 1, 1993, a contingent deferred sales charge declining from 4% to 0% will be imposed if the investor redeems within six years from the date of purchase. In addition, the Fund is subject to an annual distribution and service fee of 1% of its average daily net assets.

                     The date of this Supplement is March 1, 1996.